Deposits	12 Months Ended
Dec. 31, 2014
Deposits [Abstract]
DEPOSITS

NOTE 6 - DEPOSITS

Aggregate time deposits in denominations of $250,000 or more were $42,009,000 and $27,704,000 at December 31, 2014 and 2013, respectively. Included in deposit accounts are deposits of one customer relationship totaling $31,979,000 at December 31, 2014.

At December 31, 2014, the scheduled maturities of time deposits are as follows (in thousands):

2015	$108,498
2016	51,951
2017	31,360
2018	20,529
2019	9,494
$221,832